UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2006

                           China Health Holding, Inc.
             (Exact name of registrant as specified in its charter)




          Nevada                       333-119034                98-0432681
--------------------------------------------------------------------------------
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)              identification No.)

                             Julianna Lu, BSc. MSc.
                             Chief Executive Officer
        101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
               (Address of principal executive offices) (Zip Code)
                   Issuer's telephone Number: 1 (877) 883-0979

                                 Mailing Address
                    Suite 600 - 666 Burrard St., Park Place,
                  Vancouver, British Columbia, Canada V6C 2X8
                   Issuer's telephone Number: 1 (604) 608-6788

                                   Copies to:
                            Richard A. Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02   Departure of Directors or Certain  Officers;  Election of Directors;
            Appointment  of  Certain  Officers;   Compensatory  Arrangements  of
            Certain Officers

     On December 12, 2006, the Board of Directors of China Health Holdings, Inc. terminated, Nick DeCotiis as President of the Company. The Company's Board of Directors appointed Julianna Lu, as President of the Company. Ms. Lu is the Founder, Chief Executive Officer and Chairman.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      China Health Holding, Inc.


Date: December 15, 2006                /s/ Julianna Lu
                                      ------------------------------------
                                      Julianna Lu
                                      President, Chief Executive Officer
                                      and Chairman